UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2019

SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

107 Audubon Road, Suite 201 Wakefield, MA	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 665-2721

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SDEV	The Canadian Stock Exchange (CSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dean Thrasher has resigned from the board of directors effective July 9, 2019.

William B. Richards has been elected to the Board of Directors effective July 9, 2019. He is expected to serve as Chair of the Nominating/Governance Committee and as a member of the Strategic Planning committee.

Beatrice Mitchell has been elected to the Board of Directors effective July 9, 2019. She is expected to serve as Chair of the Strategic Planning Committee and as a member of the Compensation Committee.

Herbert Hughes has been elected to the Board of Directors effective July 9, 2019. He is expected to serve as chairman of the Audit Committee and as a member of the Compensation Committee.

Stan Baumgartner, who holds an MBA and is a CPA, has been hired effective July 15, 2019. It is anticipated that he will transition to be the Company’s full time Chief Financial Officer, following the filing of the Company’s financial statements for the quarter ended May 31, 2019 and regulatory filings related thereto.

All directors and officers will be compensated pursuant to proposed plans to be approved by the Compensation Committee and the Board.

See additional information related to these events in the attached Exhibit 99.1.

Item 8.01 Other Events.

The Company recently reviewed the effectiveness of certain of its chemical irritant self-defense projectiles in response to a complaint from one user that he had received an ineffective round. The Company found no problem with the Byrna Black rounds; however, the testing process led to refinement of the Byrna Black formulation, and these changes have increased the effectiveness of the rounds.

See additional information related to these events in the attached Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release dated July 15, 2019	Attached as Exhibit

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Devices International Inc.
(Registrant)

Date 7/15/2019
/s/Bryan Ganz
(Signature)
Name: Bryan Ganz
Title: Chief Executive Officer